                                                                   EXHIBIT 10.20




                       FINANCIAL PACIFIC INSURANCE COMPANY
                         (M. L. OATES INSURANCE COMPANY)
                             SACRAMENTO, CALIFORNIA

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                       Originally Effective: July 1, 1993

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                          TERMS EFFECTIVE: JULY 1, 1993

                                    issued to

                          M. L. Oates Insurance Company
                             Sacramento, California




                                E. W. Blanch Co.
                              Reinsurance Services
                              3500 West 80th Street
                          Minneapolis, Minnesota 55431

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                          M. L. Oates Insurance Company
                             Sacramento, California


            REINSURERS                                           PARTICIPATIONS

Genamerica Management Corp.
  (for Generali - U.S. Branch)                                        12.5%
Gerling Global Reinsurance Corporation, U. S. Branch                  34.5
Great Lakes Re Management Corporation
  (for The Great Lakes Reinsurance Company,
  United States Branch)                                               13.0
SOREMA North America Reinsurance Company                              20.0
Winterthur Reinsurance Corporation of America                         20.0

TOTAL                                                                100.0%

                                E. W. Blanch Co.
                              Reinsurance Services
                              3500 West 80th Street
                          Minneapolis, Minnesota 55431

                                TABLE OF CONTENTS

ARTICLE                                                            PAGE
      I    Classes of Business Reinsured                              1
     II    Commencement and Termination                               1
    III    Territory                                                  2
     IV    Exclusions                                                 2
      V    Retention and Limit                                        6
     VI    Loss in Excess of Policy Limits/ECO                        6
    VII    Other Reinsurance                                          7
   VIII    Losses and Loss Adjustment Expenses                        7
     IX    Alternate Payee                                            8
      X    Salvage and Subrogation                                    8
     XI    Original Conditions                                        9
    XII    Provisional Ceding Commission                              9
   XIII    Commission Adjustment                                      9
    XIV    Reports and Remittances                                   11
     XV    Offset (BRMA 36C)                                         11
    XVI    Access to Records (BRMA 1D)                               11
   XVII    Errors and Omissions (BRMA 14F)                           12
  XVIII    Taxes (BRMA 50B)                                          12
    XIX    Unauthorized Reinsurers                                   12
     XX    Insolvency                                                13
    XXI    Arbitration (BRMA 6J)                                     14
   XXII    Service of Suit (BRMA 49C)                                15
  XXIII    Intermediary (BRMA 23A)                                   16

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                          M. L. Oates Insurance Company
                             Sacramento, California
                   (hereinafter referred to as the "Company")

                                       by

                   The Subscribing Reinsurers Whose Respective
                      Interests and Liabilities Agreements
                               Are Attached Hereto
                  (hereinafter referred to as the "Reinsurer")


ARTICLE I - CLASSES OF BUSINESS REINSURED

A. By this Contract the Company obligates itself to cede to the Reinsurer and the Reinsurer obligates itself to accept quota share reinsurance of the Company's net liability under policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") issued or renewed on or after the effective date hereof, and classified by the Company as Commercial Multiple Peril (Section I) and Inland Marine business.

B. "Net liability" as used herein is defined as the Company's gross liability remaining after cessions, if any, to other pro rata reinsurers.

C. The liability of the Reinsurer with respect to each cession hereunder shall commence obligatorily and simultaneously with that of the Company, subject to the terms, conditions and limitation hereinafter set forth.

ARTICLE II - COMMENCEMENT AND TERMINATION

A. This Contract shall become effective on July 1, 1993, with respect to losses occurring under policies allocated to underwriting years commencing on or after that date, and shall continue in force thereafter until terminated.

B. Either party may terminate this Contract on any December 31 by giving the other party not less than 90 days prior notice by certified mail.


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C.   Unless the Company elects to reassume the ceded unearned premium in force on the effective date of termination, and so notifies the Reinsurer prior to or as promptly as possible after the effective date of termination, reinsurance hereunder on business in force on the effective date of termination shall remain in full force and effect until expiration, cancellation or next premium anniversary of such business, whichever first occurs, but in no event beyond 12 months following the effective date of termination.

D. "Underwriting year" as used herein shall mean the period from July 1, 1993 through December 31, 1994, and each subsequent 12-month period shall be a separate underwriting year. However, in the event this Contract is terminated, the final underwriting year shall be from the beginning of the then current underwriting year through the effective date of termination. All premiums and losses from policies allocated to an underwriting year shall be credited or charged, respectively, to such underwriting year, regardless of the date said premiums earn or such losses occur, it being understood that a policy will be allocated to the underwriting year which is in effect as of:

     1.   As respects all new policies, the effective date of such policies;

     2. As respects renewals of one year or less term policies, the renewal date of such policies;

     3. As respects continuous or greater than one year term policies, the premium anniversary date of such policies.

     Such policies shall remain in the same underwriting year, as originally allocated, until the next renewal date or premium anniversary date, at which time such policies shall be reallocated to the underwriting year in effect as of such date as provided in subparagraphs 2 and 3 above.


ARTICLE III - TERRITORY

The liability of the Reinsurer shall be limited to losses under policies covering property located within the territorial limits of the United States of America, its territories or possessions, and the District of Columbia; but this limitation shall not apply to moveable property if the Company's policies provide coverage when said moveable property is outside the aforesaid territorial limits.

ARTICLE IV - EXCLUSIONS

A.   This Contract does not apply to and specifically excludes the following:

     1. Business accepted by the Company as reinsurance from other insurers except Agency Reinsurance where risk underwriting and all servicing, including claim handling, is done by the Company.


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
     2. Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool or association including pools or associations in which membership by the Company is required under any statutes or regulations.

     3. Liability of the Company arising by contract, operation of law, or otherwise from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency Fund" includes any guarantee fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

     4. Any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority.

     5. Business written to apply in excess of a deductible or self-insured amount of more than $100,000.

     6.   Aviation liability including aerospace and satellite business.

     7. Kidnap and Ransom, Surety, Credit, Financial Guarantee or Fiduciary Insurance.

     8. Liquor law liability except where liquor constitutes less than 50% of sales. Specifically excluded are bars and retail liquor stores.

     9. Insurance written for governmental bodies, municipalities, schools and colleges.

     10. Insurance covering damages claims for the withdrawal, inspection, repair, replacement or loss of use of the insured's products or of any property of which such products form a part of, or if such products or property are withdrawn from the market or from use because of any known or suspected defect or deficiency therein.

     11. Liabilities for property damage from asbestos and/or asbestos products, including but not limited to liability arising from the mining, manufacture, installation, transport, storage, habitation or use of materials, products or structure containing asbestos.

     12. Any loss or liability accruing to the Company arising out of the Employee Retirement Income Security Act of 1974 (ERISA), or amendments thereto.

     13.  Insurance against earthquake, when written as such.

     14.  Insurance on growing crops.

     15. Insurance against flood, surface water, waves, tidal water or tidal wave, overflow of streams or other bodies of water or spray from any of the foregoing, all whether driven by wind or not, when written as such.

     16. Liability under coverage specifically afforded for loss or damages resulting from misappropriation, secretion, conversion, infidelity or any dishonest act on the part of the insured or other party of interest, his/her or their employees or agents, or any person or persons to whom merchandise may be entrusted (carriers for hire excepted).

     17. Liability under coverage afforded for loss or damage resulting from failure to account or pay for any goods or merchandise sold on credit, delivered under deferred payment agreements, consigned for sale or delivered under any trust or floor plan agreements, except under standard accounts receivable policies.

     18.  Boiler and Machinery, when written as such.

     19. Mortgage impairment insurance and similar kinds of insurance, howsoever styled, providing coverage to an insured with respect to its mortgage interest in property or its owner interest in foreclosed property except that physical and consequential damage will be covered and not considered mortgage impairment when physical loss, damage or extra expense is caused by perils insured under the Company's policy to all real and personal property against which the Company's insured has granted a mortgage or to which the insured has taken title, or property in which the insured retains an interest when sold under a conditional sales agreement, a deed of trust, or any other instrument whereby title remains in the insured, or the insured's interest in co-operative loans.

     20. Difference in conditions insurance and similar kinds of insurance, howsoever styled.

     21.  Risks which have a total insurable value of more than $250,000,000.

     22.  Mobile homes.

     23. Loss and/or damage and/or costs and/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25% of the Company's property loss under the applicable original policy.

     24.  Fidelity and Surety Business.

     25.  Grain elevators.

     26.  Satellites.

     27.  Ocean Marine when written as such.

     28.  Inland Marine business with respect to the following:

          a.   All bridges and tunnels;

          b. Cargo insurance when written as such with respect to ocean, lake, or inland waterways vessels;

          c.   Commercial negative film insurance and cast insurance;

          d.   Stationary drilling rigs;

          e.   Furriers' customers' policies;

          f.   Garment contractors' policies;

          g.   Insurance on livestock under so-called "mortality policies";

          h.   Motor Truck Cargo as respects long haul trucking;

          i.   Jewelers' block policies and furriers' block policies;

          j.   Mining equipment;

          k.   Radio and television broadcasting towers;

          l. Registered mail insurance when the limit of any one addressee on any one day is more than $50,000;

          m. Watercraft other than watercraft insured under property floaters, yacht and/or outboard policies provided they are less than 50 feet in length;

          n.   Petrochemical and utility risks;

          o.   Transmission and distribution lines.

     29. Nuclear risks as defined in the "Nuclear Incident Exclusion Clause-Physical Damage-Reinsurance" attached to and forming part of this Contract.

     30. Railroad business, specifically insurance for "line" or "track" operations of actual railroads.

     31. Oil and gas risks, by which is meant drilling rigs, exploration risks, cracking plants, refineries and depots, oil and gas pipelines, offshore oil and gas properties.

     32.  As respects aviation, hull and ingestion.

     33. Any liability for property damage caused by the subsidence of land and arising out or attributable to any operations of the insured.

     34.  Business classified by the Company as Automobile Physical Damage.

B. If, without the knowledge of a member of the Company's underwriting department, the Company becomes bound on a risk specifically excluded from this Contract, such reinsurance as would have been afforded for the risk by this Contract if the risk had not been excluded shall nevertheless apply to such risk with respect to losses occurring prior to the 31st day after discovery by a member of such underwriting department of the existence of the hazard which makes the exclusion applicable. In case, within such 30-day period, the Company shall have forwarded to the Reinsurer complete underwriting information and shall have received from the Reinsurer written notice of its approval of the risk for the policy period reported, the risk shall be covered hereunder in the same manner as if such risk were not so excluded, subject, however, to the terms of such notice of approval.

ARTICLE V - RETENTION AND LIMIT

As respects business subject to this Contract, the Company shall retain and be liable for 30% of its net liability. The Company shall cede to the Reinsurer and the Reinsurer agrees to accept 70% of the Company's net liability.

ARTICLE VI - LOSS IN EXCESS OF POLICY LIMITS/ECO

A. In the event the Company pays or is held liable to pay an amount of loss in excess of its policy limit (bailee coverage only), but otherwise within the terms of its policy (hereinafter called "loss in excess of policy limits") or any punitive, exemplary, compensatory or consequential damages, other than loss in excess of policy limits (hereinafter called "extra contractual obligations") because of alleged or actual bad faith or negligence on its part in rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its policyholder, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action, or in otherwise handling a claim under a policy subject to this Contract, 90% of the loss in excess of policy limits and/or 90% of the extra contractual obligations shall be added to the (Company's loss, if any, under the policy involved, and the sum thereof (not exceeding, however, $1,000,000) shall be subject to the provisions of
     Article V.

B. An extra contractual obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.

C. Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

D. Recoveries from any form of insurance or reinsurance which protects the Company against claims the subject matter of this Article shall inure to the benefit of this Contract.

ARTICLE VII - OTHER REINSURANCE

A. The Company shall have the option to purchase excess of loss reinsurance to protect its net, recoveries under which to inure solely to the benefit of the Company and be entirely disregarded in applying all of the provisions of this Contract.

B. The Company shall purchase or be deemed to have purchased inuring excess facultative reinsurance to limit its loss subject hereto (inclusive of loss in excess of policy limits and extra contractual obligations) to $1,000,000 each risk, each loss. However, in the event such reinsurance is purchased, the Company shall maintain a minimum of 5% of the placement, subject to a maximum dollar line of $250,000.

ARTICLE VIII - LOSSES AND LOSS ADJUSTMENT EXPENSES

A. Losses shall be reported by the Company in summary form as hereinafter provided, however, whenever a loss is reserved by the Company for an amount greater than $100,000, the Company shall notify the Reinsurer. The Reinsurer shall have the right to participate in the adjustment of losses subject to this Contract at its own expense.

B. All loss settlements made by the Company, whether under strict policy conditions or by way of compromise, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay or allow, as the case may be, its proportion of each such settlement in accordance with Article XIV. It is agreed, however, that if the Company's gross loss is equal to or greater than $100,000, the Reinsurer shall pay its share of said loss as promptly as possible after receipt of reasonable evidence of the amount paid (or scheduled to be paid) by the Company.

C. In the event of a claim under a policy subject hereto, the reinsurer shall be liable for its proportionate share of loss adjustment expenses incurred by the Company in connection therewith, and shall be credited with its proportionate share of any recoveries of such expense.

D. "Loss adjustment expense" means all costs and expenses allocable to a specific claim that are incurred by the Company in the investigation, appraisal, adjustment, settlement, litigation, defense or appeal of a specific claim, including court costs and costs of supersedeas and appeal bonds, and including 1) prejudgment interest, unless included as part of the award or judgment; 2) postjudgment interest; 3) legal expenses and costs incurred in connection with coverage questions and legal actions connected thereto; and 4) a pro rata share of salaries and expenses of Company field employees, and expenses of other Company employees who have been temporarily diverted from their normal and customary duties and assigned to the field adjustment of losses covered by this Contract. Loss adjustment expense does not include unallocated loss adjustment expense. Unallocated loss adjustment expense includes, but is not limited to, salaries and expenses of employees, other than (4) above and office and other overhead expenses.


ARTICLE IX - ALTERNATE PAYEE

A. It is understood that in order to make the Company's policies generally acceptable to certain mortgagees and lending institutions, Gerling Global Reinsurance Corporation, U.S. Branch, New York, New York (hereinafter referred to as "Gerling Global") has agreed to issue supplemental reinsurance endorsements which guarantee that Gerling Global will pay valid claims under any of the Company's policies to which said endorsements are attached if the Company fails to pay because of its insolvency.

B. Now, therefore, it is agreed that if Gerling Global, under the provisions of a supplemental reinsurance endorsement, pays or becomes liable to pay any claim or claims under any policy or policies subject to this Contract, Gerling Global shall be substituted for the Company as payee of any reinsurance recoverable hereunder in respect of such claim or claims, and the Reinsurer, upon notice from Gerling Global, shall make payment thereof directly to Gerling Global.

C. In the event the foregoing provisions apply, all the other provisions of this Contract shall apply to Gerling Global in the same manner as if Gerling Global were substituted for the Company as the reinsured party hereunder, and to the extent this Contract reinsures Gerling Global, coverage hereunder shall be excluded as respects the Company.


ARTICLE X - SALVAGE AND SUBROGATION

The Reinsurer shall be credited with its proportionate share of salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.

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ARTICLE XI - ORIGINAL CONDITIONS

A. All reinsurance under this Contract shall be subject to the same rates, terms, conditions and waivers, and to the same modifications and alterations as the respective policies of the Company. The Reinsurer shall be credited with its exact proportion of the original premiums collected by the Company, prior to disbursement of any dividends, but after deduction of premiums, if any, ceded by the Company for inuring reinsurance.

B. Except as provided in Article IX, nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any persons not parties to this Contract.

ARTICLE XII - PROVISIONAL CEDING COMMISSION

The Reinsurer shall allow the Company a 30.0% provisional commission on all premiums ceded to the Reinsurer hereunder. The Company shall allow the Reinsurer return commission on return premiums at the same rate.

ARTICLE XIII - COMMISSION ADJUSTMENT

A. The provisional commission allowed the Company shall be adjusted periodically for each underwriting year in accordance with the provisions set forth herein. The adjusted commission rate shall be calculated as follows and be applied to premiums earned for the underwriting year under consideration:

     1. If the ratio of losses incurred to premiums earned is 69.0% or greater, the adjusted commission rate for the underwriting year under consideration shall be 23.5%;

     2. If the ratio of losses incurred to premiums earned is less than 69.0%, but not less than 62.5%, the adjusted commission rate for the underwriting year under consideration shall be 23.5%, plus the difference in percentage points between 69.0% and the actual ratio of losses incurred to premiums earned;

     3. If the ratio of losses incurred to premiums earned is less than 62.5%, but not less than 47.5%, the adjusted commission rate for the underwriting year under consideration shall be 30.0%, plus one-half the difference in percentage points between 62.5% and the actual ratio of losses incurred to premiums earned;

     4. If the ratio of losses incurred to premiums earned is 47.5%, but not less than 41.0%, the adjusted commission rate for the underwriting year under consideration shall be 37.5%, plus the difference in percentage points between 47.5% and the actual ratio of losses incurred to premiums earned;

     5. If the ratio of losses incurred to premiums earned is 41.0% or less, the adjusted commission rate for the underwriting year under consideration shall be 44.0%.

B. If the ratio of losses incurred to premiums, earned for any underwriting year is greater than 69.0%, the difference in percentage points between the actual ratio of losses incurred to premiums earned and 69.0% shall be, multiplied by premiums earned for the underwriting year and the product shall be carried forward to the next underwriting year as a debit (addition) to losses incurred. If the ratio of losses incurred to premiums earned for any underwriting year is less than 41.0%, the difference in percentage points between 41.0% and the actual ratio of losses incurred to premiums earned shall be multiplied by premiums earned for the underwriting year and the product shall be carried forward to the next underwriting year as a credit to (subtraction from) losses incurred.

C. Within 45 days after the end of each underwriting year the Company shall calculate and report the adjusted commission on premiums earned for the underwriting year. If the adjusted commission on premiums earned is less than commissions previously allowed by the Reinsurer on premiums earned for the underwriting year, the Company shall remit the difference to the Reinsurer with its report. If the adjusted commission on premiums earned is greater than commissions previously allowed by the Reinsurer on premiums earned for the underwriting year, the Reinsurer shall remit the difference to the Company as promptly as possible after receipt and verification of the Company's report.

D. In the event the adjusted commission calculation for any underwriting year is based partly on ceded reserves for losses and/or loss adjustment expenses, the adjusted commission shall be recalculated within 45 days after the end of each subsequent 12-month period until all losses under policies with effective or renewal dates during the underwriting year have been settled. Any balance shown to be due either party as a result of any such recalculation shall be remitted promptly by the other party.

E. "Losses incurred" as used herein shall mean ceded losses and loss adjustment expenses paid as of the effective date of calculation, plus the ceded reserves for losses and loss adjustment expenses outstanding as of the same date, plus (minus) the debit (credit) from the preceding underwriting year, it being understood and agreed that all losses and related loss adjustment expenses under policies allocated to the underwriting year shall be charged to that underwriting year, regardless of the date said losses actually occur, unless this Contract is terminated on a "cutoff" basis, in which event the Reinsurer shall have no liability for losses occurring after the effective date of termination.

F. "Premiums earned" as used herein shall mean ceded net written premiums for policies allocated to the underwriting year, less the unearned portion thereof as of the effective date of calculation, it being understood and agreed that all premiums for policies allocated to an underwriting year shall be credited to that underwriting year, unless this Contract is terminated on a "cutoff" basis, in which event the unearned reinsurance premium (less previously allowed provisional ceding commission) as of the effective date of termination shall be returned by the Reinsurer to the Company.

G. It is expressly agreed that the ceding commission allowed the Company includes provision for all dividends, commissions and taxes, and all board, exchange and bureau assessments, and all other expenses of whatever nature, except loss adjustment expenses.

ARTICLE XIV - REPORTS AND REMITTANCES

A.   Within 45 days after the end of each month, the Company shall report to the
     Reinsurer:

     1.   Ceded net written premium for the month by underwriting year;

     2.   Collected subject premium for the month by underwriting year;

     3.   Provisional ceding commission allowed on (2) above;

     4. Ceded losses and loss adjustment expenses paid during the month (net of any recoveries during the calendar month under the "cash call" provisions of Article VIII);

     5. Ceded unearned premiums and ceded outstanding loss reserves as of the end of the month.

     The positive balance of (2) less (3) less (4) shall be remitted by the Company with its report. Any balance shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's report.

B. Annually, the Company shall furnish the Reinsurer with such information as the Reinsurer may require to complete its Annual Convention Statement.

ARTICLE XV - OFFSET (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.

ARTICLE XVI - ACCESS TO RECORDS (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.

ARTICLE XVII - ERRORS AND OMISSIONS (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission will be rectified as soon as possible after discovery.

ARTICLE XVIII - TAXES (BRMA 50B)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.

ARTICLE XIX - UNAUTHORIZED REINSURERS

A. If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, the Reinsurer agrees to fund its share of the Company's ceded unearned premium and outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves) by:

     1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

     2.   Escrow accounts for the benefit of the Company; and/or

     3.   Cash advances;

     if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

     1. To reimburse itself for the Reinsurer's share of unearned premiums returned to insureds on account of policy cancellations, unless paid in cash by the Reinsurer;

     2. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expenses paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

     3. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

     4. To fund a cash account in an amount equal to the Reinsurer's share of any ceded unearned premium and/or outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

     5. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded unearned premium and/or outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves), if so requested by the Reinsurer.

     In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1), B(2) or B(4), or in the case of B(3), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.

ARTICLE XX - INSOLVENCY

A. In the event of the insolvency of the Company, this reinsurance shall be payable directly to the Company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the Company.

C. It is further understood and agreed that, in the event of the insolvency of the Company, the reinsurance under this Contract shall be payable directly by the Reinsurer to the Company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (a) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the Company or (b) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the Company to such payees.

D. Any hold harmless and indemnity agreement affecting payment under this Contract shall be considered an endorsement to and therefore part of this Contract, irrespective of any language to the contrary. Any indemnitee shall be considered a 'payee' within this Article. In no event shall any reinsurer have double indemnity for any loss or expense under this Contract, it being the intent that any payments by the reinsurer to any payee as provided herein shall not be subject to and also collectible in any liquidation or similar proceeding.


ARTICLE XXI - ARBITRATION (BRMA 6J)

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.


ARTICLE XXII - SERVICE OF SUIT (BRMA 49C) (Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of any court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.

ARTICLE XXIII - INTERMEDIARY (BRMA 23A)

E. W. Blanch Co. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Reinsurance Services, 3500 West 80th Street, Minneapolis, Minnesota 55431. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


IN WITNESS WHEREOF, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Sacramento, California, this 23rd day of December 1994.
                             ----        ---------   --


                              /s/ [SIG]
                              -----------------------------
                              M. L. OATES INSURANCE COMPANY

U.S.A.

        NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

     1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

     2. Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

     I. Nuclear reactor power plants including all auxiliary property on the site, or

     II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

     III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

     IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

     3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

     (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

     (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

     4. Without in any way restricting the operations of paragraphs (1), (2) and
(3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

     5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

     6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

     7. Reassured to be sole judge of what constitutes:

     (a) substantial quantities, and (b) the extent of installation, plant or site.

     Note.-Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

     (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

     (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                             Generali - U.S. Branch
                    (also known as General Insurance Company
                       of Trieste and Venice, U.S. Branch)
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                          TERMS EFFECTIVE: JULY 1, 1993

                                    issued to

                          M. L. Oates Insurance Company
                             Sacramento, California


The Subscribing Reinsurer hereby accepts a 12.5% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on July 1, 1993, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York, this 6th day of March 1995.
                        ----        -----   ---

                            [SIG]               VICE PRESIDENT,
                            --------------------------------------------
                            Generali - U.S. Branch
                            (also known as General Insurance Company      #3874
                            of Trieste and Venice, U.S. Branch)
                            By: Genamerica Management Corp.

                       INTERESTS AND LIABILITIES AGREEMENT
                                       of

                     Gerling Global Reinsurance Corporation,
                                   U.S. Branch
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")
                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                          TERMS EFFECTIVE: JULY 1, 1993

                                    issued to

                          M. L. Oates Insurance Company
                             Sacramento, California


The Subscribing Reinsurer hereby accepts a 34.5% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on July 1, 1993, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York, this 14 day of April  1995.
                        ---       --------   ---

                         [SIG]    [SIG]
                         ------------------------------------------------
                         Gerling Global Reinsurance Corporaion, U.S. Branch
                         By: Gerling Global Offices, Inc., U.S. Manager

                       INTERESTS AND LIABILITIES AGREEMENT
                                       of

                       The Great Lakes Reinsurance Company
                             (United States Branch)
                               New York, New York
                                       by
                      Great Lakes Re Management Corporation
            (hereinafter referred to as the "Subscribing Reinsurer")
                               with respect to the
                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                          TERMS EFFECTIVE: JULY 1, 1993

                                    issued to

                          M. L. Oates Insurance Company
                             Sacramento, California


The Subscribing Reinsurer hereby accepts a 13.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on July 1, 1993, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York, this 17th day of February 1995.
                         -----       --------    ---

                           [SIG]
                           -----------------------------------------
                           The Great Lakes Reinsurance Company
                           (United States Branch)
                           By:  Great Lakes Re Management Corporation

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                    SOREMA North America Reinsurance Company
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                          TERMS EFFECTIVE: JULY 1, 1993

                                    issued to

                          M. L. Oates Insurance Company
                             Sacramento, California


The Subscribing Reinsurer hereby accepts a 20.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on July 1, 1993, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York, this 9TH day of January 1997.
                         ---       --------    ---


                         [SIG]
                         -------------------------------------------------
                            SOREMA North America Reinsurance Company
                                       THOMAS P. ASQUINO
                                    VICE President & Manager
                                        Treaty Property

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                  Winterthur Reinsurance Corporation of America
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                          TERMS EFFECTIVE: JULY 1, 1993

                                    issued to

                          M. L. Oates Insurance Company
                             Sacramento, California


The Subscribing Reinsurer hereby accepts a 20.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on July 1, 1993, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York, this 5th day of  April 1995.
                         ---        ------    ---


                         [SIG]
                         -------------------------------------------------
                         Winterthur Reinsurance Corporation of America

                               ANCILLARY AGREEMENT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                          M. L. Oates Insurance Company
                             Sacramento, California
                   (hereinafter referred to as the "Company")

                                       by

                     Gerling Global Reinsurance Corporation,
                                   U.S. Branch
                               New York, New York
                  (hereinafter referred to as the "Reinsurer")



SECTION 1 - SCOPE OF AGREEMENT

A. In order to make policies of the Company generally acceptable to certain mortgagees or lending institutions, the Reinsurer hereby authorizes the Company to attach to its policies a supplemental reinsurance endorsement reciting, in effect, that the Reinsurer guarantees payment of any valid first party claim under such policies should the Company fail to pay because of its insolvency. A copy of the form of supplemental reinsurance endorsement to be used by the Company is attached to and forms part of this Agreement.

B. The authority granted herein by the Reinsurer is specifically limited to property policies (including the property sections of multiple peril policies) with physical damage limits not exceeding $2,000,000, unless otherwise mutually agreed, provided such policies are subject to the Company's Property Quota Share Reinsurance Contract, effective July 1, 1993.

C. The Company shall be responsible for all supplemental reinsurance endorsements entrusted to it by the Reinsurer, whether issued or not, and shall only issue supplemental reinsurance endorsements in series.

D. The Company shall investigate and settle or conduct the defense in any and all claims, or cause the investigation and settlement or defense in any and all claims to be made according to the terms of its policies in the same manner as if no supplemental reinsurance endorsement were attached. However, in the event of the insolvency of the Company, its liquidator, receiver, conservator or statutory successor shall promptly notify the Reinsurer of any claim filed against the Company in the conservation or liquidation proceeding or in the receivership if such claim might involve liability on the part of the Reinsurer because of the attachment of a supplemental reinsurance endorsement to a Company policy. During the pendency of such claim, the Reinsurer may investigate such claim and interpose at its own expense in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor.

E. Should the Reinsurer, as a result of the attachment of a supplemental reinsurance endorsement to a Company policy, be required to pay a loss directly to an insured of the Company, the Company or its liquidator, receiver, conservator or statutory successor agrees to hold the Reinsurer harmless with respect to such loss and reimburse and indemnify the Reinsurer for the amount of its net loss (i.e., after all reinsurance recoveries and salvage).


SECTION 2 - COMMENCEMENT AND TERMINATION

A. This Agreement shall become effective on July 1, 1993, and shall continue in force thereafter until terminated.

B. This Agreement shall terminate automatically upon termination of the Company's Property Quota Share Reinsurance Contract, and may be terminated at any underwriting year anniversary by either party giving the other party not less than 90 days prior notice by certified mail.

C. In the event that this Agreement is terminated, the Reinsurer shall remain liable under all supplemental reinsurance endorsements in force on the effective date of termination until such time as the policies associated with such supplemental reinsurance endorsements are allocated to a new underwriting year as set forth in the Property Quota Share Reinsurance Contract.


SECTION 3 - REINSURANCE WARRANTY

A. The Company warrants that during the currency of this Agreement it will purchase and maintain in force the following reinsurance on every policy to which a supplemental reinsurance endorsement is attached:

     1.   Property Quota Share Reinsurance of 7O% of $1,000,000 any one risk.

     2. Excess per risk treaty reinsurance for $200,000 excess of $100,000 any one risk.

     3. Excess per risk treaty reinsurance for $1,000,000 excess of $1,000,000 any one risk.

B. The Company also warrants that the reinsurance referred to in paragraph A above will in every case include or be endorsed to include provisions similar in intent to the following:

     1. If the Reinsurer, under the provisions of a supplemental reinsurance endorsement, pays or becomes liable to pay any claim or claims under any policy or policies subject to the reinsurance, the Reinsurer shall be substituted for the Company as payee of any reinsurance recoverable thereunder in respect of such claim or claims, and the reinsurer, upon notice from the Reinsurer, shall make payment thereof directly to the Reinsurer;

     2. In the event the foregoing provisions apply, all the other provisions of the reinsurance shall apply to the Reinsurer in the same manner as if the Reinsurer were substituted for the Company as the reinsured party thereunder, and to the extent the reinsurance reinsures the Reinsurer, coverage thereunder shall be excluded as respects the Company.


SECTION 4 - REPORTS AND REMITTANCES

A. Within 45 days after the end of each calendar quarter, the Company shall prepare and submit a report to the Reinsurer, on forms mutually acceptable, setting forth the following:

     1. Supplemental reinsurance endorsements issued during the calendar quarter;

     2. Supplemental reinsurance endorsements issued and outstanding as of the end of the calendar quarter.

B. Within 45 days after the end of each calendar quarter, the Company shall send the Reinsurer a copy of each supplemental reinsurance endorsement issued, voided or cancelled during the calendar quarter.


SECTION 5 - ACCESS TO RECORDS (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.

SECTION 6 - ARBITRATION (BMRA 6J)

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Agreement, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Agreement as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Agreement from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Agreement, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.

SECTION 7 - INTERMEDIARY

E. W. Blanch Co., Reinsurance Services, 3500 West 80th Street, Minneapolis, Minnesota 55431, is hereby recognized as the intermediary by whom this Agreement was negotiated and through whom all communications relating hereto shall be transmitted to both parties.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates undermentioned at:

Sacramento, California, this 23rd day of December 1994.
                             ----        --------   ---


                         [SIG]
                         ---------------------------------------------------
                         M.L. Oates Insurance Company


New York, New York, this 10th day of October 1995.
                         ---        --------    --

                         [SIG]
                         ---------------------------------------------------
                         Gerling Global Reinsurance Corporation, U.S. Branch
                         By: Gerling Global Offices, Inc., U.S. Manager

                      Supplemental Reinsurance Endorsement

                                    Issued By

               GERLING GLOBAL REINSURANCE CORPORATION, U.S. BRANCH
                               New York, New York


This endorsement forms a part of policy no.    issued by M. L. Oates Insurance
Company (hereinafter referred to as the "Company") to the Insured named below:

Named Insured:    _________________________________________________________

Insured's Address:    _____________________________________________________

Policy Amount:   __________________________________________________________

Policy Term:     Effective Date: _________ Expiration Date: ______________

Mortgagee:  _______________________________________________________________

Mortgagee's Address:  _____________________________________________________

For value received, Gerling Global Reinsurance Corporation, U.S. Branch (hereinafter referred to as the "Reinsurer") agrees that in the event of the insolvency of the Company, the Reinsurer will immediately become liable for 100% of any physical damage loss payable by the Company to the Mortgagee under the policy to which this endorsement is attached (it being understood and agreed that when this endorsement is attached to a multiple peril policy, it applies only to Property Coverage Parts thereof). The Reinsurer will make payment thereof directly to the Mortgagee or Beneficiary under any present or future mortgage or trust deed, both contingent upon receipt of the proportionate share(s) of all other participating reinsurers, if any, in the accounts of the undersigned Reinsurer, subject always to the other terms of the policy. As a condition precedent to payment hereunder, the Reinsurer shall be subrogated to all the rights of the Mortgagee or Beneficiary to the extent of such payment.

The Company and the Reinsurer covenant that the provisions of this endorsement take precedence over any other reinsurance agreement, contract or arrangement between them to the extent the Reinsurer shall not be subject to duplicate liability because of any payment or payments made under the terms hereof.

Cancellation of the policy shall automatically and simultaneously cancel this Endorsement.

The Reinsurer reserves the right to cancel this endorsement upon 30 days prior notice in writing to the Company, the Insured and the Mortgagee.


M. L. Oates Insurance Company          Gerling Global Reinsurance Corporation,
                                         U.S. Branch

By: _______________________________    BY:   ________________________________

Title:  ___________________________    Title:  ______________________________


White-Mortgagee Pink-Insured Blue-M. L. Oates Yellow/Green-Reinsurer

                                 ADDENDUM NO. 1

                                     to the

                               ANCILLARY AGREEMENT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                          M. L. Oates Insurance Company
                             Sacramento, California

                                       by

                     Gerling Global Reinsurance Corporation,
                                   U.S. Branch
                               New York, New York




IT IS HEREBY AGREED, effective December 31, 1993, that all references in this Agreement to "M. L. Oates Insurance Company" shall be amended to read "Financial Pacific Insurance Company."

The provisions of this Agreement shall remain otherwise unchanged.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates undermentioned at:

Sacramento, California, this 23rd day of  December 1994.
                             ----        ----------   ---

                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company

New York, New York, this 10th day of  October 1995.
                        ------       --------    --

                         [SIG]
                         -------------------------------------------------
                         Gerling Global Reinsurance Corporation, U.S. Branch
                         By: Gerling Global Offices, Inc., U.S. Manager

                      SUPPLEMENTAL REINSURANCE ENDORSEMENT

                                    Issued By

              GERLING GLOBAL REINSURANCE CORPORATION, U. S. BRANCH
                               New York, New York

This endorsement forms a part of policy no.    issued by Financial Pacific
Insurance Company (hereinafter referred to as the "Company") to the Insured named below:

Name Insured:  ____________________________________________________________

Insured's Address:  _______________________________________________________

Policy Amount:  ___________________________________________________________

Policy Term:    Effective Date:  ___________  Expiration Date: ____________

Mortgagee:  _______________________________________________________________

Mortgagee's Address:  _____________________________________________________


For value received, Gerling Global Reinsurance Corporation, U.S. Branch (hereinafter referred to as the "Reinsurer") agrees that in the event of the insolvency of the Company, the Reinsurer will immediately become liable for 100% of any physical damage loss payable by the Company to the Mortgagee under the policy to which this endorsement is attached (it being understood and agreed that when this endorsement is attached to a multiple peril policy, it applies only to Property Coverage Parts thereof). The Reinsurer will make payment thereof directly to the Mortgagee or Beneficiary under any present or future mortgage or trust deed, both contingent upon receipt of the proportionate shares(s) of all other participating reinsurers, if any, in the accounts of the undersigned Reinsurer, subject always to the other terms of the policy. As a condition precedent to payment hereunder, the Reinsurer shall be subrogated to all the rights of the Mortgagee or Beneficiary to the extent of such payment.

The Company and the Reinsurer covenant that the provisions of this endorsement take precedence over any other reinsurance agreement, contract or arrangement between them to the extent the Reinsurer shall not be subject to duplicate liability because of any payment or payments made under the terms hereof.

Cancellation of the policy shall automatically and simultaneously cancel this Endorsement.

The Reinsurer reserves the right to cancel this endorsement upon 30 days prior notice in writing to the Company, the Insured and the Mortgagee.

Financial Pacific Insurance Company     Gerling Global Reinsurance Corporation
                                        U. S. Branch

By: ________________________________    By: __________________________________
Title: _____________________________    Title: _______________________________

White-Mortgagee  Pink-Insured  Blue-Financial Pacific  Yellow/Green-Reinsurer

                           (Revised: January 1, 1994)

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                          M. L. Oates Insurance Company
                             Sacramento, California


              REINSURERS                                    PARTICIPATIONS
Genamerica Management Corp.
(for Generali - U.S. Branch)                                      12.5%
Gerling Global Reinsurance Corporation, U. S. Branch              30.0
San Francisco Reinsurance Company                                 12.5
SOREMA North America Reinsurance Company                          20.0
Sydney Reinsurance Corporation                                     5.0
Winterthur Reinsurance Corporation of America                     20.0

Total                                                            100.0%


                                E. W. Blanch Co.
                              Reinsurance Services
                              3500 West 80th Street
                          Minneapolis, Minnesota 55431

                                  ADDENDUM NO.1
                                     to the
                       INTERESTS AND LIABILITIES AGREEMENT
                                       Of

                             Generali - U.S. Branch
                    (also known as General Insurance Company
                       of Trieste and Venice, U.S. Branch)
                               New York, New York
                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                          M. L. Oates Insurance Company
                             Sacramento, California



IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective December 31, 1993.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 23rd day of December 1994.
                            ------      ---------   ---


                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company

New York, New York, this 6th day of  MARCH 1995
                         ---       ---------------

                         [SIG]             VICE PRESIDENT
                         -------------------------------------------------
                         Generali - U.S. Branch
                         (also known as General Insurance Company      #3874
                         of Trieste and Venice, U.S. Branch)
                         By: Genamerica Management Corp.

                                  ADDENDUM NO.1

                                     to the
                       INTERESTS AND LIABILITIES AGREEMENT
                                       OF
                     Gerling Global Reinsurance Corporation,
                                   U.S. Branch
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")
                               with respect to the
                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                          M. L. Oates Insurance Company
                             Sacramento, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective December 31, 1993.

IT IS FURTHER AGREED that the Subscribing Reinsurer's share in the interests and liabilities of the "Reinsurer" under the Contract shall be decreased from 34.5% to 30.0%, effective January 1, 1994, with respect to business issued or renewed on or after that date.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 23rd day of  DECEMBER   1994
                            ------      ------------    --

                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company

New York, New York, this 14th day of April 1995
                         ---       -------   ---

                         [SIG]
                         -------------------------------------------------
                         Gerling Global Reinsurance Corporation, U.S. Branch
                         By: Gerling Global Offices, Inc., U.S. Manager

                              TERMINATION ADDENDUM

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       OF

                       The Great Lakes Reinsurance Company
                             (United States Branch)
                               New York, New York
                                       by
                      Great Lakes Re Management Corporation
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                          M. L. Oates Insurance Company
                             Sacramento, California


IT IS HEREBY AGREED, effective December 31, 1993, that all references in the Contract to "M. L. Oates Insurance Company" shall be amended to read "Financial Pacific Insurance Company."

IT IS FURTHER AGREED that this Agreement and the Subscribing Reinsurer's 13.0% share in the interests and liabilities of the "Reinsurer" under the Contract shall be terminated on December 31, 1993, in accordance with the "runoff" provisions of paragraph C of Article II -- Commencement and Termination.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 23rd day of December 1994
                            ------       --------    --

                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company

New York, New York, this 17th day of February  1995.
                        -----        --------     --


                         [SIG]
                         -------------------------------------------------
                         The Great Lakes Reinsurance Company
                         (United States Branch)
                         By:  Great Lakes Re Management Corporation

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                        San Francisco Reinsurance Company
                            San Francisco, California
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993
                         (as amended by Addendum No. 1)

                         issued to and duly executed by

                       Financial Pacific Insurance Company
                             Sacramento, California



The Subscribing Reinsurer hereby accepts a 12.5% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1994, with respect to business issued or renewed on or after that date, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

San Francisco, California, this  1st day of December 1995.
                                ----        --------    --


                         [SIG]
                         -------------------------------------------------
                         San Francisco Reinsurance Company

                                  Addendum No.1

                                     to the

                       Interests and Liabilities Agreement

                                       of

                    SOREMA North America Reinsurance Company
                               New York, New York

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                          M. L. Oates Insurance Company
                             Sacramento, California



IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective December 31, 1993.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 23rd day of December 1994.
                             ----        --------   ---


                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company

New York, New York, this 9th day of January 1992.
                         ---        -------    --

                         [SIG]
                         -------------------------------------------------
                         SOREMA North America Reinsurance Company

                                       THOMAS P. ASQUINO
                                    Vice President & Manager
                                        Treaty Property

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                         Sydney Reinsurance Corporation
                           Philadelphia, Pennsylvania
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993
                         (as amended by Addendum No. 1)

                         issued to and duly executed by

                       Financial Pacific Insurance Company
                             Sacramento, California


The Subscribing Reinsurer hereby accepts a 5.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1994, with respect to business issued or renewed on or after that date, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York, this 6th day of June 1995.
                         ---        ----    ---

                         [SIG]
                         -------------------------------------------------
                         Sydney Reinsurance Corporation

                                  ADDENDUM NO.1

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                  Winterthur Reinsurance Corporation of America
                               New York, New York

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                          M. L. Oates Insurance Company
                             Sacramento, California



IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective December 31, 1993.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 23rd day of December l994.
                             ----        --------    ---

                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company


New York, New York, this 5th day of April 1995.
                         ---        ----    ---

                         [SIG]
                         -------------------------------------------------
                         Winterthur Reinsurance Corporation of America

                           (Revised: January 1, 1995)

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                          M. L. Oates Insurance Company
                             Sacramento, California


                REINSURERS                                  PARTICIPATIONS
Genamerica Management Corp.
(for Generali - U.S. Branch)                                     15.0%
Gerling Global Reinsurance Corporation, U. S. Branch             30.0
The Mercantile and General Reinsurance Company of America        10.0
SOREMA North America Reinsurance Company                         20.0
Sydney Reinsurance Corporation                                    5.0
Winterthur Reinsurance Corporation of America                    20.0

TOTAL                                                           100.0%


                                E. W. Blanch Co.
                              Reinsurance Services
                              3500 West 80th Street
                          Minneapolis, Minnesota 55431

                                  ADDENDUM NO.2

                                     to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California


IT IS HEREBY AGREED, effective January 1, 1995, with respect to policies allocated to underwriting years commencing on or after that date, that this Contract shall be amended as follows:

1. Article V - Retention and Limit - shall be deleted and the following substituted therefor:

     "ARTICLE V - RETENTION AND LIMIT

     A. As respects business subject to this Contract, the Company shall retain and be liable for 30.0% of its net liability. The Company shall cede to the Reinsurer and the Reinsurer agrees to accept 70.0% of the Company's net liability.

     B. Notwithstanding the provisions of paragraph A above, the liability of the Reinsurer for loss hereunder shall not exceed $15,000,000 each loss occurrence.

     C. The term 'loss occurrence' shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one 'loss occurrence' shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "loss occurrence" shall be further defined as follows:

          1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

          2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

          3. As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in paragraph A of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's 'loss occurrence.'

          4. As regards 'freeze,' only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting frozen pipes and tanks and melting snow) may be included in the Company's 'loss occurrence.'

          Except for those 'loss occurrences' referred to in subparagraphs 1 and 2 above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

          However, as respects those 'loss occurrences' referred to in subparagraphs 1 and 2 above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more 'loss occurrences,' provided that no two periods overlap and no individual loss is included in more than one such period, and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

          It is understood that losses arising from a combination of two or more perils as a result of the same event shall be considered as having arisen from one 'loss occurrence.' Notwithstanding the foregoing, the hourly limitations as stated above shall not be exceeded as respects the applicable perils and no single 'loss occurrence' shall encompass a time period greater than 168 consecutive hours."

2. Article XII - Provisional Ceding Commission - shall be deleted and the following substituted therefor:

     "The Reinsurer shall allow the Company a 35.0% provisional commission on all premiums ceded to the Reinsurer hereunder. The Company shall allow the Reinsurer return commission on return premiums at the same rate."

3.   Subparagraphs 2, 3, 4 and 5 of paragraph A and paragraph B of Article XIII
     - ComMission Adjustment - shall be deleted and the following substituted therefor:

     "2. If the ratio of losses incurred to premiums earned is less than 69.0%, but not less than 57.5%, the adjusted commission rate for the underwriting year under consideration shall be 23.5%, plus the difference in percentage points between 69.0% and the actual ratio of losses incurred to premiums earned;

     3. If the ratio of losses incurred to premiums earned is less than 57.5%, but not less than 42.5%, the adjusted commission rate for the underwriting year under consideration shall be 35.0%, plus one-half the difference in percentage points between 57.5% and the actual ratio of losses incurred to premiums earned;

     4. If the ratio of losses incurred to premiums earned is 42.5% or less, the adjusted commission rate for the underwriting year under consideration shall be 42.5%."

     "B. If the ratio of losses incurred to premiums earned for any underwriting year is greater than 69.0%, the difference in percentage points between the actual ratio of losses incurred to premiums earned and 69.0% shall be multiplied by premiums earned for the underwriting year, and the product shall be carried forward to the next underwriting year as a debit (addition) to losses incurred. If the ratio of losses incurred to premiums earned for any underwriting year is less than 42.5%, the difference in percentage points between 42.5% and the actual ratio of losses incurred to premiums earned shall be multiplied by premiums earned for the underwriting year, and the product shall be carried forward to the next underwriting year as a credit to (subtraction from) losses incurred."

The provisions of this Contract shall remain otherwise unchanged.

                                  ADDENDUM NO.2

                                     TO THE

                       INTERESTS AND LIABILITIES AGREEMENT

                                       OF

                             Generali - U.S. Branch
                    (also known as General Insurance Company
                       of Trieste and Venice, U.S. Branch)
                               New York, New York
             (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California


IT IS HEREBY AGREED that Addendum No. 2 to the Contract shall form part of the Contract, effective January 1, 1995.

IT IS FURTHER AGREED that the Subscribing Reinsurer's share in the interests and liabilities of the "Reinsurer" under the Contract shall be increased from 12.5% to 15.0%, effective January 1, 1995, with respect to policies allocated to underwriting years commencing on or after that date.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:


Sacramento, California, this 24th day of February 1996.
                             ----        --------    -

                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company


New York, New York, this     day of MAR - 6 1996 199 .
                         ---       --------------   --

                                                   Ian G Davey
                         [SIG]                Senior Vice President
                         -------------------------------------------------
                         Generali - U.S. Branch
                         (also known as General Insurance Company # 3874 of Trieste and Venice, U.S. Branch)
                         By:    Genamerica Management Corp.

                                 ADDENDUM NO. 2

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                     Gerling Global Reinsurance Corporation,
                                   U.S. Branch
                               New York, New York

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California



IT IS HEREBY AGREED that Addendum No. 2 to the Contract shall form part of the Contract, effective January 1, 1995.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 26th day of February 1996.
                             ----        --------   ---
                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company

New York, New York, this 18th day of March 1996.
                         ----        -----   ---
                         [SIG]                  VICE PRESIDENT
                         -------------------------------------------------
                         Gerling Global Reinsurance Corporation, U.S. Branch
                         By: Gerling Global Offices, Inc., U.S. Manager

                       INTERESTS AND LIABILITIES AGREEMENT

                           entered into by and between

                       Financial Pacific Insurance Company
                             Sacramento, California

                                       and

                 The Mercantile and General Reinsurance Company
                                   of America
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")


IT IS HEREBY AGREED that the Subscribing Reinsurer shall have a 10.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract entitled:

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993
                      (as amended by Addenda Nos. 1 and 2)

IT IS FURTHER AGREED that this Agreement shall become effective on January 1, 1995, with respect to policies allocated to underwriting years commencing on or after that date, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

IT IS ALSO AGREED that the Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates undermentioned at:


Sacramento, California, this 26th day of February 1996.
                             ----        --------    --


                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company

Morristown, New Jersey, this 13th day of July 1996.
                             ----        ----    --

                         [SIG]
                         -------------------------------------------------
                         The Mercantile and General Reinsurance Company of America

                                 ADDENDUM NO. 2

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                    SOREMA North America Reinsurance Company
                               New York, New York

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California



IT IS HEREBY AGREED that Addendum No. 2 to the Contract shall form part of the Contract, effective January 1, 1995.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 26th day of February 1996.
                             ----        --------    --

                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company


New York, New York, this 9th day of January 1997.
                         ---        -------    --


                         [SIG]
                         -------------------------------------------------
                                  SOREMA North America Reinsurance Company
                                       THOMAS P. ASQUINO
                                    Vice President & Manager
                                        Treaty Property

                                 ADDENDUM NO. 1

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                         Sydney Reinsurance Corporation
                           Philadelphia, Pennsylvania

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California


IT IS HEREBY AGREED that Addendum No. 2 to the Contract shall form part of the Contract, effective January 1, 1995.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 26th day of February 1996.
                             ----        --------    --

                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company


New York, New York, this 5th day of April 1996.
                         ---        -----    --


                         [SIG]
                         -------------------------------------------------
                         Sydney Reinsurance Corporation     Our Ref #31337

                                 ADDENDUM NO. 2

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                  Winterthur Reinsurance Corporation of America
                               New York, New York

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California



IT IS HEREBY AGREED that Addendum No. 2 to the Contract shall form part of the Contract, effective January 1, 1995.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 26th day of February 1996.
                             ----        --------   ---


                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company

New York, New York, this 23rd day of September 1996.
                         ----        ---------   ---

                         [SIG]
                         -------------------------------------------------
                         Winterthur Reinsurance Corporation of America

                              TERMINATION ADDENDUM

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                        San Francisco Reinsurance Company
                               Novato, California
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California



IT IS HEREBY AGREED that this Agreement and the Subscribing Reinsurer's 12.5% share in the interests and liabilities of the "Reinsurer" under the Contract shall be terminated on December 31, 1994, in accordance with the "runoff" provisions of paragraph C of Article II -- Commencement and Termination.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 26th day of February 1996.
                             ---         --------   ---

                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company


Novato, California, this 7th day of March 1996.
                         ---        -----   ---

                         [SIG]
                         -------------------------------------------------
                         San Francisco Reinsurance Company

                           (Revised: January 1, 1996)

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                          M. L. Oates Insurance Company
                             Sacramento, California


REINSURERS                                                     PARTICIPATIONS
Constitution Reinsurance Corporation                                7.5%
Folksamerica Reinsurance Company                                    7.5
Genamerica Management Corp.
 (for Generali - U.S. Branch)                                       7.5
Gerling Global Reinsurance Corporation, U. S. Branch               25.0
The Mercantile and General Reinsurance Company of America          12.5
St. Paul Reinsurance Management Corporation
 (for St. Paul Fire and Marine Insurance Company)                   7.5
SOREMA North America Reinsurance Company                           17.5
Winterthur Reinsurance Corporation of America                      15.0

Total                                                             100.0%


                                E. W. Blanch Co.
                              Reinsurance Services
                              3500 West 80th Street
                          Minneapolis, Minnesota 55431

                                  ADDENDUM NO.3

                                     to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California

IT IS HEREBY AGREED, effective January 1, 1996, that subparagraph 4 of paragraph A and paragraph B of Article XIII - Commission Adjustment (as amended by Addendum No. 2) - shall be deleted and the following substituted therefor:

     "4. If the ratio of losses incurred to premiums earned is less than 42.50%, but not less than 40.0%, the adjusted commission rate for the underwriting year under consideration shall be 42.50%, plus the difference in percentage points between 42.50% and the actual ratio of losses incurred to premiums earned;

     5. If the ratio of losses incurred to premiums earned is 40.0% or less, the adjusted commission rate for the underwriting year under consideration shall be 45.0%."

     "B. If the ratio of losses incurred to premiums earned for any underwriting year is greater than 69.0%, the difference in percentage points between the actual ratio of losses incurred to premiums earned and 69.0% shall be multiplied by premiums earned for the underwriting year, and the product shall be carried forward to the next underwriting year as a debit (addition) to losses incurred. If the ratio of losses incurred to premiums earned for any underwriting year is less than 40.0%, the difference in percentage points between 40.0% and the actual ratio of losses incurred to premiums earned shall be multiplied by premiums earned for the underwriting year, and the product shall be carried forward to the next underwriting year as a credit to (subtraction from) losses incurred."

The provisions of this Contract shall remain otherwise unchanged.

                       INTERESTS AND LIABILITIES AGREEMENT

                           entered into by and between

                       Financial Pacific Insurance Company
                             Sacramento, California
                                       and

                      Constitution Reinsurance Corporation
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")


IT IS HEREBY AGREED that the Subscribing Reinsurer shall have a 7.5% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract entitled:

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993
                     (as amended by Addenda Nos. 1, 2 and 3)

IT IS FURTHER AGREED that this Agreement shall become effective on January 1, 1996, with respect to policies allocated to underwriting years commencing on or after that date, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

IT IS ALSO AGREED that the Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates undermentioned at:

Sacramento, California, this 5th day of December 1996.
                             ---        --------   ---

                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company


New York, New York, this 24th day of February 1997.
                         ----        --------   ---


                         [SIG]
                         -------------------------------------------------
                         Constitution Reinsurance Corporation

                       INTERESTS AND LIABILITIES AGREEMENT

                           entered into by and between

                       Financial Pacific Insurance Company
                             Sacramento, California

                                       and

                        Folksamerica Reinsurance Company
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")


IT IS HEREBY AGREED that the Subscribing Reinsurer shall have a 7.5% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract entitled:

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993
                     (as amended by Addenda Nos. 1, 2 and 3)

IT IS FURTHER AGREED that this Agreement shall become effective on January 1, 1996, with respect to policies allocated to underwriting years commencing on or after that date, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

IT IS ALSO AGREED that the Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates undermentioned at:

Sacramento, California, this 5th day of December 1996.
                             ---        --------   --

                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company


New York, New York, this 29th day of January 1997.
                         ----        -------   ---

                         [SIG]
                         -------------------------------------------------
                         Folksamerica Reinsurance Company

                                  ADDENDUM NO.3
                                     to the
                       INTERESTS AND LIABILITIES AGREEMENT
                                       of
                             Generali - U.S. Branch
                    (also known as General Insurance Company
                       of Trieste and Venice, U.S. Branch)
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")
                               with respect to the
                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993
                                    issued to
                       Financial Pacific Insurance Company
                             Sacramento, California

IT IS HEREBY AGREED that Addendum No. 3 to the Contract shall form part of the Contract, effective January 1, 1996.

IT IS FURTHER AGREED that the Subscribing Reinsurer's share in the interests and liabilities of the "Reinsurer" under the Contract shall be decreased from 15.0% to 7.5%, effective January 1, 1996, with respect to policies allocated to underwriting years commencing on or after that date.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 5th day of December 1996.
                             ---        --------   ---


                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company

New York, New York, this 8th day of January 1997.
                         ---        -------   ----


                         [SIG]
                         -------------------------------------------------
                         Generali - U.S. Branch (also known as General Insurance Company of Trieste and Venice, U.S. Branch)
                         By:    Genamerica Management Corp.

                                 ADDENDUM NO. 3
                                     to the
                       INTERESTS AND LIABILITIES AGREEMENT
                                       of
                     Gerling Global Reinsurance Corporation,
                                   U.S. Branch
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")
                               with respect to the
                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993
                                    issued to
                       Financial Pacific Insurance Company
                             Sacramento, California

IT IS HEREBY AGREED that Addendum No. 3 to the Contract shall form part of the Contract, effective January 1, 1996.

IT IS FURTHER AGREED that the Subscribing Reinsurer's share in the interests and liabilities of the "Reinsurer" under the Contract shall be decreased from 30.0% to 25.0%, effective January 1, 1996, with respect to policies allocated to underwriting years commencing on or after that date.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 5th day of December 1996.
                             ---        --------   ---

                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company


New York, New York, this 18th day of February 1997.
                         ----        --------   ---

                         [SIG]
                         -------------------------------------------------
                         Gerling Global Reinsurance Corporation, U.S. Branch
                         By: Gerling Global Offices, Inc., U.S. Manager

                                  ADDENDUM NO.1

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                 The Mercantile and General Reinsurance Company
                                   of America
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California

IT IS HEREBY AGREED that Addendum No. 3 to the Contract shall form part of the Contract, effective January 1, 1996.

IT IS FURTHER AGREED that the Subscribing Reinsurer's share in the interests and liabilities of the "Reinsurer" under the Contract shall be increased from 10.0% to 12.5%, effective January 1, 1996, with respect to policies allocated to underwriting years commencing on or after that date.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 5th day of December 1996.
                             ---        --------   ---


                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company

Morristown, New Jersey, this 21st day of February 1997.
                            ----        --------   ---

                         [SIG]
                         -------------------------------------------------
                         The Mercantile and General Reinsurance Company of America

                       INTERESTS AND LIABILITIES AGREEMENT

                           entered into by and between

                       Financial Pacific Insurance Company
                             Sacramento, California

                                       and

                   St. Paul Fire and Marine Insurance Company
                               St. Paul, Minnesota
            (hereinafter referred to as the "Subscribing Reinsurer")


IT IS HEREBY AGREED that the Subscribing Reinsurer shall have a 7.5% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract entitled:

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993
                     (as amended by Addenda Nos. 1, 2 and 3)

IT IS FURTHER AGREED that this Agreement shall become effective on January 1, 1996, with respect to policies allocated to underwriting years commencing on or after that date, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

IT IS ALSO AGREED that the Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates undermentioned at:

Sacramento, California, this 5th day of December 1996.
                             ---        --------   ---

                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company

New York, New York, this 13th day of January 1997.
                         ----        -------   ---

                         [SIG]
                         -------------------------------------------------
                         St. Paul Fire and Marine Insurance Company
                         St. Paul Reinsurance Management Corporation,
                         Reinsurance Managers

                                  ADDENDUM NO.3
                                     to the
                       INTERESTS AND LIABILITIES AGREEMENT
                                       of
                    SOREMA North America Reinsurance Company
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")
                               with respect to the
                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993
                                    issued to
                       Financial Pacific Insurance Company
                             Sacramento, California

IT IS HEREBY AGREED that Addendum No. 3 to the Contract shall form part of the Contract, effective January 1, 1996.

IT IS FURTHER AGREED that the Subscribing Reinsurer's share in the interests and liabilities of the "Reinsurer" under the Contract shall be decreased from 20.0% to 17.5%, effective January 1, 1996, with respect to policies allocated to underwriting years commencing on or after that date.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 5th day of December 1996.
                             ---        --------   ---

                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company

New York, New York, this 26th day of July 1997.
                         ----        ----   ---

                         [SIG]
                         -------------------------------------------------
                         SOREMA North America Reinsurance Company
                                     THOMAS P. ASQUINO
                                  Vice President & Manager
                                      Treaty Property

                                  ADDENDUM NO.3

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                  Winterthur Reinsurance Corporation of America
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California

IT IS HEREBY AGREED that Addendum No. 3 to the Contract shall form part of the Contract, effective January 1, 1996.

It IS FURTHER AGREED that the Subscribing Reinsurer's share in the interests and liabilities of the "Reinsurer" under the Contract shall be decreased from 20.0% to 15.0%, effective January 1, 1996, with respect to policies allocated to underwriting years commencing on or after that date.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 5th day of December 1996.

                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company

New York, New York, this 11th day of March 1997.
                         ----        -----   ---

                         [SIG]
                         -------------------------------------------------
                         Winterthur Reinsurance Corporation of America

                              TERMINATION ADDENDUM

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                         Sydney Reinsurance Corporation
                           Philadelphia, Pennsylvania
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California


IT IS HEREBY AGREED that Addendum No. 3 to the Contract shall form part of the Contract, effective January 1, 1996.

IT IS FURTHER AGREED that this Agreement and the Subscribing Reinsurer's 5.0% share in the interests and liabilities of the "Reinsurer" under the Contract shall be terminated on December 31, 1995, in accordance with the "runoff" provisions of paragraph C of Article II -- Commencement and Termination.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 5th day of December 1996.
                             ---        --------   ---

                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company


New York, New York, this 24th day of March 1997.
                         ----        -----   ---

                         [SIG]
                         -------------------------------------------------
                         Sydney Reinsurance Corporation

                                  ADDENDUM NO.4

                                     to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California
                   (hereinafter referred to as the "Company")

IT IS HEREBY AGREED, effective July 1, 1996, with respect to policies allocated to underwriting years commencing on or after that date, that this Contract shall be amended as follows:

1. Paragraph A of Article I - Classes of Business Reinsured - shall be deleted and the following substituted therefor:

     "A. By this Contract the Company obligates itself to cede to the Reinsurer and the Reinsurer obligates itself to accept quota share reinsurance of the Company's net liability under policies, contracts and binders of insurance or reinsurance (hereinafter called 'policies') issued or renewed on or after the effective date hereof, and classified by the Company as Commercial Multiple Peril (Section I), Automobile Physical Damage and Inland Marine business."

2. Subparagraph 22 of paragraph A of Article IV - Exclusions - shall be deleted and the following substituted therefor:

     "22. Mobile Homes unless written as part of a commercial multiple peril policy."

3. Subparagraph 34 of paragraph A of Article IV - Exclusions - shall be deleted from this Contract.

4. Paragraph A of Article VI - Loss in Excess of Policy Limits/ECO - shall be deleted and the following substituted therefor:

     "A. In the event the Company pays or is held liable to pay an amount of loss in excess of its policy limit (bailee coverage only), but otherwise within the terms of its policy (hereinafter called 'loss in excess of policy limits') or any punitive, exemplary, compensatory or consequential damages, other than loss in excess of policy limits (hereinafter called 'extra contractual obligations') because of alleged or actual bad faith or negligence on its part in rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its policyholder, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action, or in otherwise handling a claim under a policy subject to this Contract, 90% of the loss in excess of policy limits and/or 90% of the extra contractual obligations shall be added to the (Company's loss, if any, under the policy involved, and the sum thereof (not exceeding, however, $2,000,000) shall be subject to the provisions of Article V."

5. Paragraph B of Article VII - Other Reinsurance - shall be deleted and the following substituted therefor:

     "B. The Company shall purchase or be deemed to have purchased inuring excess facultative reinsurance to limit its loss subject hereto (inclusive of loss in excess of policy limits and extra contractual obligations) to $2,000,000 each risk, each loss."

IT IS FURTHER AGREED that the Company shall remit to the Reinsurer the ceded unearned premium in force at 12:01 a.m., October 1, 1996, (less provisional commission allowed thereon), with respect to Automobile Physical Damage business in force on October 1, 1995, or issued or renewed on or after October 1, 1995, as promptly as possible after that date.

The provisions of this Contract shall remain otherwise unchanged.

IN WITNESS WHEREOF, the Company by its duly authorized representative has executed this Addendum as of the date undermentioned at:


Sacramento, California, this 12th day of June 1997.
                             ----        ----   ---

                         [SIG]
                         -------------------------------------------------
                         Financial Pacific Insurance Company

                                  ADDENDUM NO.1

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                      Constitution Reinsurance Corporation
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California
                   (hereinafter referred to as the "Company")


The Subscribing Reinsurer hereby accepts Addendum No. 4, as duly executed by the Company, as part of the Contract, effective July 1, 1996.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

New York, New York, this 29th day of July 1997.
                         ----        ----   ---

                         [SIG]
                         -------------------------------------------------
                         Constitution Reinsurance Corporation

                                 ADDENDUM NO. 1

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                        Folksamerica Reinsurance Company
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California
                   (hereinafter referred to as the "Company")


The Subscribing Reinsurer hereby accepts Addendum No. 4, as duly executed by the Company, as part of the Contract, effective July 1, 1996.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

New York, New York, this 1st day of July 1997.
                         ---        ----   ----

                         [SIG]
                         -------------------------------------------------
                         Folksamerica Reinsurance Company

                                  ADDENDUM NO.4

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                             Generali - U.S. Branch
                    (also known as General Insurance Company
                       of Trieste and Venice, U.S. Branch)
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California
                   (hereinafter referred to as the "Company")


The Subscribing Reinsurer hereby accepts Addendum No. 4, as duly executed by the Company, as part of the Contract, effective July 1, 1996.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

New York, New York, this 8th day of July 1997.
                         ---        ----   ---

                         [SIG]
                         -------------------------------------------------
                         Generali-U.S. Branch
                         (also known as General Insurance Company
                         of Trieste and Venice, U.S. Branch)
                         By: Genamerica Management Corp.

                                  ADDENDUM NO.4

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                     Gerling Global Reinsurance Corporation,
                                   U.S. Branch
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California
                   (hereinafter referred to as the "Company")


The Subscribing Reinsurer hereby accepts Addendum No. 4, as duly executed by the Company, as part of the Contract, effective July 1, 1996.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

New York, New York, this 8th day of July 1997.
                         ---        ----   ---

                         [SIG]
                         -------------------------------------------------
                         VICE PRESIDENT
                         Gerling Global Reinsurance Corporation, U.S. Branch
                         By: Global Offices, Inc., U.S. Manager

                                  ADDENDUM NO.4

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                    SOREMA North America Reinsurance Company
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California
                   (hereinafter referred to as the "Company")


The Subscribing Reinsurer hereby accepts Addendum No. 4, as duly executed by the Company, as part of the Contract, effective July 1, 1996.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

New York, New York, this 25th day of July 1997.
                         ----        ----   ---

                         [SIG]
                         -------------------------------------------------
                              SOREMA North America Reinsurance Company
                                       THOMAS P. ASQUINO
                                    Vice President & Manager
                                        Treaty Property

                                  ADDENDUM NO.1

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                   St. Paul Fire and Marine Insurance Company
                               St. Paul, Minnesota
             (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California
                   (hereinafter referred to as the "Company")


The Subscribing Reinsurer hereby accepts Addendum No. 4, as duly executed by the Company, as part of the Contract, effective July 1, 1996.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

New York, New York, this 9th day of July 1997.
                         ---        ----   ---

                         [SIG]
                         -------------------------------------------------
                         St. Paul Fire and Marine Company
                         St. Paul Reinsurance Management Corporation,
                         Reinsurance Managers

                                  ADDENDUM NO.2

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                 The Mercantile and General Reinsurance Company
                                   of America
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California
                   (hereinafter referred to as the "Company")


The Subscribing Reinsurer hereby accepts Addendum No. 4, as duly executed by the Company, as part of the Contract, effective July 1, 1996.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Morristown, New Jersey, this 25th day of August 1997.
                             ----        ------   ---


                         [SIG]
                         -------------------------------------------------
                         MICHAEL P. BLABER
                         VICE PRESIDENT
                         The Mercantile and General Reinsurance Company of America

                                  ADDENDUM NO.4

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                  Winterthur Reinsurance Corporation of America
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California
                   (hereinafter referred to as the "Company")


The Subscribing Reinsurer hereby accepts Addendum No. 4, as duly executed by the Company, as part of the Contract, effective July 1, 1996.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

New York, New York, this 16th day of July 1997.
                         ----        ----   ---

                         [SIG]
                         -------------------------------------------------
                         Winterthur Reinsurance Corporation of America

                           (Revised: January 1, 1997)

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California




REINSURERS                                                      PARTICIPATIONS
Allmerica Re, A Division of The Hanover Insurance Company            10.0%
Constitution Reinsurance Corporation                                  7.5
Folksamerica Reinsurance Company                                      7.5
Genamerica Management Corp.
  (for Generali - U.S. Branch)                                        5.0
Gerling Global Reinsurance Corporation of America                    25.0
St. Paul Reinsurance Management Corporation
  (for St. Paul Fire and Marine Insurance Company)                    7.5
SCOR Reinsurance Company                                             10.0
SOREMA North America Reinsurance Company                             17.5
Winterthur Reinsurance Corporation of America                        10.0

TOTAL                                                               100.0%

                                E. W. Blanch Co.
                              Reinsurance Services
                              3500 West 80th Street
                          Minneapolis, Minnesota 55431

                                  ADDENDUM NO.5

                                     to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California


IT IS HEREBY AGREED, effective January 1, 1997, with respect to policies allocated to underwriting years commencing on or after that date, that this Contract shall be amended as follows:

1.   Subparagraphs 5, 6, 7, 8, 9, 10, 11, 12, 16 and 17 of paragraph A of
     Article IV - Exclusions - shall be deleted from this Contract.

2. Subparagraph 19 of paragraph A of Article IV - Exclusions - shall be deleted and the following substituted therefor:

     "19. Mortgage impairment insurance and similar kinds of insurance, howsoever styled."

3. Subparagraph 25, 28(h), 28(k), 32 and 33 of paragraph A of Article IV - Exclusions - shall be deleted from this Contract.

4. Paragraph B of Article IV - Exclusions - shall be deleted and the following substituted therefor:

     "B. If, without the knowledge of a member of the Company's underwriting department, the Company becomes bound on a risk specifically excluded from this Contract, such reinsurance as would have been afforded for the risk by this Contract if the risk had not been excluded shall nevertheless apply to such risk with respect to losses occurring prior to the 66th day (60 discovery days plus 5 mailing days) after discovery by a member of such underwriting department of the existence of the hazard which makes the exclusion applicable. In case, within such 65 day period (60 discovery days plus 5 mailing days), the Company shall have forwarded to the Reinsurer complete underwriting information and shall have received from the Reinsurer written notice of its approval of the risk for the policy period reported, the risk shall be covered hereunder in the same manner as if such risk were not so excluded, subject, however, to the terms of such notice of approval."

IT IS FURTHER AGREED, effective January 1, 1997, that this Contract shall be amended as follows:

1. Paragraph A of Article IX - Alternate Payee - shall be deleted and the following substituted therefor:

     "A. It is understood that in order to make the Company's policies generally acceptable to certain mortgagees and lending institutions, Gerling Global Reinsurance Corporation of America, New York, New York (hereinafter referred to as 'Gerling Global') has agreed to issue supplemental reinsurance endorsements which guarantee that Gerling Global will pay valid claims under any of the Company's policies to which said endorsements are attached if the Company fails to pay because of its insolvency."

2. Article X - Salvage and Subrogation - shall be deleted and the following substituted therefor:

     "ARTICLE X - SALVAGE AND SUBROGATION

     The Reinsurer shall be credited with its proportionate share of salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder."

IT IS ALSO AGREED, effective January 1, 1997, with respect to policies allocated to underwriting years commencing on or after that date, that Article XII - Provisional Ceding Commission (as amended by Addendum No. 2) - shall be deleted and the following substituted therefor:

     "ARTICLE XII - PROVISIONAL CEDING COMMISSION

     The Reinsurer shall allow the Company a 37.5% provisional commission on all premiums ceded to the Reinsurer hereunder. The Company shall allow the Reinsurer return commission on return premiums at the same rate."

IT IS ALSO AGREED, effective January 1, 1997, that this Contract shall be amended as follows:

1.   Subparagraphs 1,2,3,4, and 5 of paragraph A and paragraph B of Article XIII
     - Commission Adjustment (as amended by Addendum Nos. 2 and 3) - shall be deleted and the following substituted therefor:

          "1. If the ratio of losses incurred to premiums earned is 67.5% or greater, the adjusted commission rate for the underwriting year under consideration shall be 25.0%;

          2. If the ratio of losses incurred to premiums earned is less than 67.5%, but not less than 55.0%, the adjusted commission rate for the underwriting year under consideration shall be 25.0%, plus the difference in percentage points between 67.5% and the actual ratio of losses incurred to premiums earned;

          3. If the ratio of losses incurred to premiums earned is less than 55.0%, but not less than 45.0%, the adjusted commission rate for the underwriting year under consideration shall be 37.5%, plus one-half the difference in percentage points between 55.0% and the actual ratio of losses incurred to premiums earned;

          4. If the ratio of losses incurred to premiums earned is less than 45.0%, but not less than 40.0%, the adjusted commission rate for the underwriting year under consideration shall be 42.5%, plus the difference in percentage points between 45.0% and the actual ratio of losses incurred to premiums earned;

          5. If the ratio of losses incurred to premiums earned is 40.0% or less, the adjusted commission rate for the underwriting year under consideration shall be 47.5%.

     B. If the ratio of losses incurred to premiums, earned for any underwriting year is greater than 67.5%, the difference in percentage points between the actual ratio of losses incurred to premiums earned and 67.5% shall be, multiplied by premiums earned for the underwriting year and the product shall be carried forward to the next underwriting year as a debit (addition) to losses incurred. If the ratio of losses incurred to premiums earned for any underwriting year is less than 40.0%, the difference in percentage points between 40.0% and the actual ratio of losses incurred to premiums earned shall be multiplied by premiums earned for the underwriting year and the product shall be carried forward to the next underwriting year as a credit to (subtraction from) losses incurred."

2. The title portion and paragraph E of Article XXI - Arbitration (BRMA 6J) - shall be deleted and the following substituted therefor:

     "ARTICLE XXI - ARBITRATION"

     "E. Any arbitration proceedings shall take place in Sacramento, California, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the State of California."

3. Article XXIII - Intermediary (BRMA 23A) shall be deleted and the following substituted therefor:

     "ARTICLE XXIII - INTERMEDIARY

     E. W. Blanch Co. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Reinsurance Services, 3500 West 80th Street, Minneapolis, Minnesota 55431. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Claims notice by the Company to the Intermediary shall be deemed to constitute notice to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company."

The provisions of this Contract shall remain otherwise unchanged.

                       INTERESTS AND LIABILITIES AGREEMENT

                           entered into by and between

                       Financial Pacific Insurance Company
                             Sacramento, California
                                       and

                                  Allmerica Re
                                  A Division of
                          The Hanover Insurance Company
                             Bedford, New Hampshire
             (hereinafter referred to as the "Subscribing Reinsurer")



IT IS HEREBY AGREED that the Subscribing Reinsurer shall have a 10.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract entitled:

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993
                    (as amended by Addenda Nos. 1 through 5)

IT IS FURTHER AGREED that this Agreement shall become effective on January 1, 1997, with respect to policies allocated to underwriting years commencing on or after that date, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

IT IS ALSO AGREED that the Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates undermentioned at:

Sacramento, California, this ___ day of ______________ 199__.


                         _________________________________________________
                         Financial Pacific Insurance Company

Florham Park, New Jersey, this ___ day of ____________ 199__.


                         _________________________________________________
                         Allmerica Re, A Division of The Hanover
                         Insurance Company

                                 ADDENDUM NO. 2

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                        of

                      Constitution Reinsurance Corporation
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")
                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California
                   (hereinafter referred to as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 5, as duly executed by the Company, as part of the Contract, effective January 1, 1997.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

New York, New York, this ___ day of _______________________ 199__.


                         _________________________________________________
                        Constitution Reinsurance Corporation

                                 ADDENDUM NO. 2

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                        Folksamerica Reinsurance Company
                               New York, New York
             (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California
                   (hereinafter referred to as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 5, as duly executed by the Company, as part of the Contract, effective January 1, 1997.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

New York, New York, this ___ day of __________________________ 199__.


                         _________________________________________________
                         Folksamerica Reinsurance Company

                                 ADDENDUM NO. 5

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                             Generali - U.S. Branch
                    (also known as General Insurance Company
                       of Trieste and Venice, U.S. Branch)
                               New York, New York
             (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California

IT IS HEREBY AGREED that Addendum No. 5 to the Contract shall form part of the Contract, effective January 1, 1997.

IT IS FURTHER AGREED that the Subscribing Reinsurer's share in the interests and liabilities of the "Reinsurer" under the Contract shall be decreased from 7.5% to 5.0%, effective January 1, 1997, with respect to policies allocated to underwriting years commencing on or after that date.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this ___ day of ____________________ 199__.


                         _________________________________________________
                         Financial Pacific Insurance Company

New York, New York, this ___ day of ____________________ 199__.


                         _________________________________________________
                         Generali - U.S. Branch
                         (also known as General Insurance Company
                         of Trieste and Venice, U.S. Branch)
                         By:    Genamerica Management Corp.

                                  ADDENDUM NO.5

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                     Gerling Global Reinsurance Corporation,
                                   U.S. Branch
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California
                   (hereinafter referred to as the "Company")


The Subscribing Reinsurer hereby accepts Addendum No. 5, as duly executed by the Company, as part of the Contract, effective January 1, 1997.

Effective January 1, 1997, all references in this Agreement to "Gerling Global Reinsurance Corporation, U.S. Branch" shall be amended to read "Gerling Global Reinsurance Corporation of America."

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

New York, New York, this ___ day of ____________________ 199__.


                         _________________________________________________
                         Gerling Global Reinsurance Corporation of America

                                  ADDENDUM NO.2

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                   St. Paul Fire and Marine Insurance Company
                               St. Paul, Minnesota
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California
                   (hereinafter referred to as the "Company")


The Subscribing Reinsurer hereby accepts Addendum No. 5, as duly executed by the Company, as part of the Contract, effective January 1, 1997.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

New York, New York, this ___ day of ____________________ 199__.

                         _________________________________________________
                         St. Paul Fire and Marine Insurance Company
                         St. Paul Reinsurance Management Corporation,
                         Reinsurance Managers

                       INTERESTS AND LIABILITIES AGREEMENT

                           entered into by and between

                       Financial Pacific Insurance Company
                             Sacramento, California

                                       and

                            SCOR Reinsurance Company
                               New York, New York
             (hereinafter referred to as the "Subscribing Reinsurer")



IT IS HEREBY AGREED that the Subscribing Reinsurer shall have a 10.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract entitled:

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993
                    (as amended by Addenda Nos. 1 through 5)

IT IS FURTHER AGREED that this Agreement shall become effective on January 1, 1997, with respect to policies allocated to underwriting years commencing on or after that date, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

IT IS ALSO AGREED that the Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates undermentioned at:

Sacramento, California, this ___ day of ____________________ 199__.


                         _________________________________________________
                         Financial Pacific Insurance Company

South Barrington, Illinois, this ___ day of ____________________ 199__.

                         _________________________________________________
                         SCOR Reinsurance Company

                                  ADDENDUM NO.5

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                    SOREMA North America Reinsurance Company
                               New York, New York
             (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California
                   (hereinafter referred to as the "Company")


The Subscribing Reinsurer hereby accepts Addendum No. 5, as duly executed by the Company, as part of the Contract, effective January 1, 1997.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

New York, New York, this ___ day of ____________________ 199__.


                         _________________________________________________
                         SOREMA North America Reinsurance Company

                                  ADDENDUM NO.5

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                  Winterthur Reinsurance Corporation of America
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California


IT IS HEREBY AGREED that Addendum No. 5 to the Contract shall form part of the Contract, effective January 1, 1997.

IT IS FURTHER AGREED that the Subscribing Reinsurer's share in the interests and liabilities of the "Reinsurer" under the Contract shall be decreased from 15.0% to 10.0%, effective January 1, 1997, with respect to policies allocated to underwriting years commencing on or after that date.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this this ___ day of ____________________ 199__.


                         _________________________________________________
                         Financial Pacific Insurance Company

New York, New York, this ___ day of ____________________ 199__.


                         _________________________________________________
                         Winterthur Reinsurance Corporation of America

                              TERMINATION ADDENDUM

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                 The Mercantile and General Reinsurance Company
                                   of America
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                              PROPERTY QUOTA SHARE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1993

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California


IT IS HEREBY AGREED that this Agreement and the Subscribing Reinsurer's 12.5% share in the interests and liabilities of the "Reinsurer" under the Contract shall be terminated on December 31, 1996, in accordance with the "runoff" provisions of paragraph C of Article II - Commencement and Termination.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this ___ day of ____________________ 199__.


                         _________________________________________________
                         Financial Pacific Insurance Company

Morristown, New Jersey, this ___ day of ____________________ 199__.


                         _________________________________________________
                         The Mercantile and General Reinsurance Company of America